 Exhibit 10.1

Delaware	Page 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “LAREDO OIL, INC.”, FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF MAY, A.D. 2023, AT 4:20 O`CLOCK P.M.

4526602 8100	Authentication: 203418615
SR# 20232303425	Date: 05-24-23

You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION

OF

LAREDO OIL, INC.

Laredo Oil, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

1.              The name of the corporation is Laredo Oil, Inc. The date of filing of its Certificate ofincorporation with the Secretary of State of the State of Delaware was March 31, 2008 under the name Laredo Mining, Inc. (the "Original Certificate"). The Original Certificate was amended by that certain Certificate of Amendment of Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 22, 2009 under the name Laredo Oil, Inc. (the "First Amendment" and together with the Original Certificate, the "Certificate").

2.              The first paragraph of Article "FOURTH" of the Corporation's Certificate is hereby amended to read in its entirety as follows:

"FOURTH" The total number of shares which thecorporation shall have the authority to issue is 120,000,000 shares of Common Stock with $0.0001 par value and 10,000,000 shares of Preferred Stock with $0.0001 par value.

3.              This Certificate of Amendment was duly approved and adopted by the directors and stockholders of the Corporation in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

3829852.1	State of Delaware Secretary of State Division of Corporations Delivered 04:20PM 05/23/2023 FILED 04:20 PM 05/23/2023 SR 20232303425 - File Number 4526602

IN WITNESS WHEREOF, the undersigned, being the CEO of the Corporation, does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has signed this Certificate of Amendment this 23rd day of May, 2023.

/s/ Mark See
Mark See, CEO

3829852.1